Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Voya MAP Plus NPSM

Supplement dated June 21, 2018 to the Contract Prospectus and
Contract Prospectus Summary, each dated May 1, 2018, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your Contract Prospectus and Contract Prospectus Summary for future reference.

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The following information affects you only if you currently invest in or plan to invest in the subaccount that corresponds to the Columbia Mid Cap Value Fund.

Effective July 1, 2018, Columbia Mid Cap Value Fund will change its name to Columbia Select Mid Cap Value Fund.  Accordingly, effective July 1, 2018, all references in the Contract Prospectus and Contract Prospectus Summary to Columbia Mid Cap Value Fund will be deleted and replaced with Columbia Select Mid Cap Value Fund.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.109860-18A	June 2018